Exhibit 10.1

THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of July 11, 2006 by and among FIVE STAR QUALITY CARE, INC. (the “Borrower”), each of the parties identified as “Guarantor” on the signature pages hereto (each a “Guarantor”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender (the “Lender”).

WHEREAS, the Borrower and the Lender have entered into that certain Credit and Security Agreement dated as of May 9, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)          The Credit Agreement is amended by restating in full the definitions of “Borrowing Base” and “Termination Date” contained Section 1.1 as follows:

“Borrowing Base” means an amount equal to 85% of the amount Eligible Accounts, as determined and adjusted pursuant to Section 2.12.

“Termination Date” means May 8, 2008 or such later date to which the Termination Date may be extended pursuant to Section 2.11.

(b)          The Credit Agreement is amended by deleting in full the definition of “Tangible Net Worth” contained in Section 1.1.

(c)          Section 10.1. (a) of the Credit Agreement is amended and restated in its entirety as follows:

(a)          Maximum Leverage Ratio. The ratio of (i) Indebtedness (other than Permitted LC Debt) of the Borrower and its Subsidiaries to (ii) EBITDA for the four consecutive fiscal quarters most recently ended prior to the date of determination, to exceed 5.0 to 1.0 at any time.

(d)          Section 10.1 (c) of the Credit Agreement is amended and restated in its entirety as follows:

(c)          [Intentionally Omitted]

(e)          The Credit Agreement is amended by deleting Exhibit H thereto and substituting in its place Exhibit H attached hereto.

Section 2. Specific Amendment to Fee Letter. The parties hereto agree that the second full paragraph of the second page of the Fee Letter is amended and restated as follows:

The term “Applicable Margin” means 1.50% with respect to LIBOR Loans and 0.5% with respect to Base Rate Loans.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

(a)         A counterpart of this Amendment duly executed by the Borrower and each Guarantor;

(b)        Borrower shall have paid the Fees payable under the Fee Letter payable with respect to extensions of the Termination Date pursuant to Section 2.11 of the Credit Agreement; and

(c)         Such other documents, instruments and agreements as the Lender may reasonably request.

Section 4. Effectiveness. Upon satisfaction of the conditions precedent contained in Section 4, this Amendment shall be deemed to be effective as of the date hereof.

Section 5. Representations. The Borrower represents and warrants to the Lender that:

(a)         Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement and the Fee Letter, each as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and this Amendment, the Credit Agreement and the Fee Letter, each as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)        Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment, the Credit Agreement and the Fee Letter, each as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)         No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 6. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof and after giving effect to this Amendment with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 7. Reaffirmation of Guaranty by Guarantors. Each Guarantor hereby reaffirms its continuing obligations to the Lender under Article XII of the Credit Agreement and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of its obligations under Article XII of the Credit Agreement, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 8. Certain References. Each reference to the Credit Agreement and the Fee Letter in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement and the Fee Letter, as applicable, as amended by this Amendment.

Section 9. Expenses. The Borrower shall reimburse the Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 10. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement, the Fee Letter and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit and Security Agreement to be executed as of the date first above written.

THE BORROWER:

FIVE STAR QUALITY CARE, INC.

By: /s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

THE LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Cynthia A. Bean
Name: Cynthia A. Bean
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit and Security Agreement

with Five Star Quality Care, Inc.]

THE GUARANTORS:

Alliance Pharmacy Services, LLC
Five Star Quality Care-CA, Inc.
Five Star Quality Care-IA, Inc.
Five Star Quality Care-NE, Inc.
The Heartlands Retirement Community - Ellicott City I, Inc.
Five Star Quality Care-AZ, LLC
Five Star Quality Care-CA, LLC
Five Star Quality Care-Colorado, LLC
Five Star Quality Care-CT, LLC
Five Star Quality Care-GA, LLC
Five Star Quality Care-IA, LLC
Five Star Quality Care-MO, LLC
Five Star Quality Care-NE, LLC
Five Star Quality Care-WI, LLC
Five Star Quality Care-WY, LLC
Five Star Quality Care-FL, LLC
Five Star Quality Care-KS, LLC
Five Star Quality Care-MD, LLC
Five Star Quality Care-NC, LLC
Five Star Quality Care-VA, LLC
FS Lafayette Tenant Trust
FS Leisure Park Tenant Trust
FS Lexington Tenant Trust
FS Tenant Pool I Trust
FS Tenant Pool II Trust
FS Tenant Pool III Trust
FS Tenant Pool IV Trust
Morningside of Belmont, LLC
Morningside of Gallatin, LLC
Morningside of Springfield, LLC
FSQC FUNDING CO., LLC
FIVE STAR QUALITY CARE-CA II, LLC
FIVE STAR QUALITY CARE TRUST
FS TENANT HOLDING COMPANY TRUST

By: /s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit and Security Agreement
with Five Star Quality Care, Inc.]

THE GUARANTORS (cont.):

MORNINGSIDE OF BELLGRADE, RICHMOND, LLC
MORNINGSIDE OF CHARLOTTESVILLE, LLC
MORNINGSIDE OF NEWPORT NEWS, LLC
MORNINGSIDE OF SKIPWITH-RICHMOND, LLC

By: LifeTrust America, Inc., its Member

By: /s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

Morningside of Alabama, L.P.
Morningside of Anderson, L.P.
Morningside of Athens, Limited Partnership
Morningside of Columbus, L.P.
Morningside of Dalton, Limited Partnership
Morningside of Decatur, L.P.
Morningside of Evans, Limited Partnership
Morningside of Greenwood, L.P.
Morningside of Kentucky, Limited Partnership

By: LifeTrust America, Inc., its General Partner

By: /s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

EXHIBIT H

FORM OF BORROWING BASE CERTIFICATE

_______________, 200_

Wachovia Bank, National Association

One Wachovia Center

301 South College Street

Mail Code: NC0172

Charlotte, North Carolina 28288-0172

Attention: David M. Blackman

Ladies and Gentlemen:

Reference is made to that certain Credit and Security Agreement dated as of May 9, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Five Star Quality Care, Inc. (the “Borrower”), the Subsidiaries of the Borrower from time to time party to the Credit Agreement as Guarantors, and Wachovia Bank, National Association (the “Lender”). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 9.4.(m) of the Credit Agreement, the undersigned hereby certifies to the Lender as follows:

(1)	The undersigned is the _____________________ of the Borrower.

(2)	As of ______________, 20__, the Borrowing Base is as follows:

Eligible Accounts	$_____________
Total Borrowing Base	X .85	$_____________

(3)	All adjustments and calculations related to the amounts set forth in 1 above are attached as Schedule 1 hereto.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

__________________________
Name:_____________________
Title:______________________

H–1

Schedule 1

[Calculations to be Attached]

H–2